UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Silver Star Properties REIT, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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On July 10, 2025, Silver Star Properties REIT, Inc. (“Silver Star” or the “Company”) issued a New Release regarding recent favorable developments impacting the Company’s Annual Meeting date. As a result of recent favorable developments, the Company is changing the meeting date of the 2025 Annual Meeting of Silver Star Properties REIT, Inc. to Friday, August 29, 2025. Please see the full News Release below for quick reference, and attached as Exhibit 99.1, for full details.

Exhibit Index

Exhibit Number	Exhibit Description
99.1	News Release - Silver Star Properties REIT, Inc. dated July 10, 2025

LETTER FROM OUR EXECUTIVE CHAIRMAN

July 10, 2025

Dear Fellow Stockholder:

As a result of recent favorable developments, we are changing the meeting date of the 2025 Annual Meeting of Silver Star Properties REIT, Inc. to Friday, August 29, 2025.

The previously noticed meeting date was chosen in order to comply with the January 2025 order of the Maryland court which stated that the annual meeting must be held on or before July 21, 2025. Based upon our motion to reconsider the date requirement, the Maryland court has recently determined that it would be inequitable to the shareholders to uphold the previously ordered meeting date and has accordingly modified the order to establish October 21, 2025, as the outside date for the annual meeting. Specifically, Judge Anthony F. Vittoria found that “in light of the current circumstances, requiring the annual meeting on or before July 21, 2025, would be inequitable in that it would frustrate one of the primary goals that the court was seeking to protect specifically the right of shareholders to vote on the future of the company.”

For the benefit of the shareholders, the Company will now be able to provide you with the audited financial statements for the years ending December 31, 2023, and 2024, and such other financial statements as the proxy rules require.

This is good news for shareholders. Your Board of Directors is fully committed to taking all reasonable and advisable steps to ensure that all shareholders have the opportunity to vote and that the results of this annual meeting represent the right of the shareholders to vote for the future of the Company. The Board of Directors supports the opinion of Judge Vittoria and will take all actions to provide you with the opportunity to vote with full information. The Board of Directors would like all shareholders to vote, and they should ignore any attempt to discourage their vote or to create any confusion about voting.

The meeting will be held on Friday, August 29, 2025, at 10:00 A.M. Central Time. The meeting will be completely virtual and conducted via live audio webcast to enable our stockholders to participate from any location around the world that is convenient to them.

If you plan to attend the meeting, please register at https://web.viewproxy.com/silverstarreit/2025 no later than August 28, 2025, at 5:00 p.m. Central Time. After registering, you will receive a meeting invitation and password by e-mail with your unique link to join the meeting. Stockholders will be able to listen, vote and submit questions during the virtual meeting. The record date for the annual meeting is unchanged. Holders of our common stock as of June 20, 2025, are entitled to notice and to vote at the meeting. IF YOU HAVE ALREADY VOTED, NO FURTHER ACTION ON YOUR PART IS REQUIRED.

The “e-proxy” rules promulgated by the Securities and Exchange Commission allow us to furnish proxy materials to our stockholders via the Internet. The Company’s Definitive Proxy Statement on Form 14A (the “Proxy Statement”) was filed with the Securities and Exchange Commission on May 29, 2025. A Proxy Statement Supplement was filed on June 20, 2025.

ALL SHAREHOLDERS SHOULD READ THE COMPANY’S DEFINITIVE PROXY STATEMENT AND PROXY STATEMENT SUPPLEMENT EACH OF WHICH CONTAIN IMPORTANT INFORMATION.

Judge Vittoria in exercising his equitable jurisdiction also provided in his earlier opinion that: “At that annual meeting, the stockholders must be given a binary choice between liquidation of Silver Star’s assets on the one hand and deferring liquidation for the purpose of executing an alternate strategy on the other. The choice of garnering the majority of shares at the meeting shall prevail. There must be a quorum of shares for the vote to be valid.” Anything sent to you to the contrary should be ignored.

In a Schedule 14A filed by Allen Hartman’s group, the following statements were made – “They do not need your vote or information.” Later, it stated – “You do not need to attend their proxy meeting.”

These recent efforts to create an unfair balance by attempting to reduce the quorum is not, in any way, what Judge Vittoria intended and represents exactly what Hartman said he would not do.

Silver Star and your Board of Directors encourage all shareholders to vote, including shareholders voting for the other side. Additionally, Silver Star and your Board of Directors encourage all shareholders to attend the annual meeting if they have the desire and the time or vote by sending in their proxy.

Your vote is very important. Regardless of the number of shares you own; it is important that your shares be represented at the 2025 Annual Meeting. You may authorize a proxy to vote your shares once you have received your Proxy Card by following the instructions provided. ACCORDINGLY, WHETHER OR NOT YOU ATTEND THE 2025 ANNUAL MEETING, I STRONGLY ENCOURAGE YOU TO SUBMIT YOUR PROXY AS SOON AS POSSIBLE AFTER YOUR REVIEW OF THE COMPANY’S DEFINITIVE PROXY STATEMENT. This will not prevent you from voting during the 2025 Annual Meeting but will ensure that your vote will be counted if you are unable to attend the 2025 Annual Meeting.

Thank you for your continued support of Silver Star.

Cordially,

Gerald W. Haddock
Executive Chairman of the Board and Chief Executive Officer

UPDATED NOTICE OF ANNUAL MEETING TO BE HELD AUGUST 29, 2025

To Silver Star Properties REIT, Inc. Stockholders:

THIS UPDATED NOTICE IS HEREBY GIVEN that a 2025 Annual Meeting of Silver Star Properties REIT, Inc., a Maryland corporation (the “Company,” “we,” or “us”), will be held on Friday, August 29, 2025, at 10:00 A.M. Central Time, to be held in a virtual-only format via live audio webcast, at which time we will conduct the following business.

In part one, stockholders will have the opportunity to vote whether to execute an alternate strategy and pivot the Company into self-storage and to ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the Company’s fiscal years ending December 31, 2023, and 2024.

In part two, as the Executive Committee determines, such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on June 20, 2025, are entitled to receive this notice and to vote at the 2025 Annual Meeting or any adjournment or postponement thereof. We reserve the right, in our sole discretion, to adjourn the 2025 Annual Meeting to provide more time to solicit proxies for the meeting.

THE UPDATED MEETING DATE IS FRIDAY, AUGUST 29, 2025.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO READ THE PROXY STATEMENT AND PROXY STATEMENT SUPPLEMENT AND VOTE YOUR SHARES OR AUTHORIZE A PROXY TO VOTE YOUR SHARES BY ONE OF THE METHODS DESCRIBED IN THE PROXY MATERIALS.

By Order of the Executive Committee of the Board of Directors.
Michael Racusin
Assistant Corporate Secretary
July 10, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON FRIDAY, AUGUST 29, 2025:
OUR PROXY STATEMENT, FORM OF PROXY CARD AND OTHER PROXY MATERIALS ARE AVAILABLE AT: WWW.SILVERSTARREIT.COM AND
https://web.viewproxy.com/silverstarreit/2025

ADDITIONAL INFORMATION AND WHERE TO FIND IT
The Company has filed with the SEC a definitive proxy statement on Schedule 14A on May 29, 2025, containing relevant documents with respect to its solicitation of proxies for the Company’s 2025 Annual Meeting. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. In accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended, and Rule 14a-6 promulgated thereunder, to the extent that any information contained in this Proxy Statement Supplement modifies, supersedes, or supplements the disclosures set forth in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on May 29, 2025, such information shall be deemed to so modify, supersede, or supplement—and shall be incorporated by reference into—that Proxy Statement as of the date hereof. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by the Company free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company are also available free of charge by accessing the Company website at www.silverstarreit.com.

Participants in the Solicitation

Silver Star and its directors and executive officers may be deemed to be participants in the solicitation of proxies with respect to the 2025 Annual Meeting. Information regarding Silver Star’s directors and executive officers is contained in the definitive proxy statement. As of June 20, 2025, the Silver Star Executive Committee and current directors, and executive officers beneficially owned approximately 3,517,313 shares, or 1.89%, of Silver Star common stock. Additional information regarding the interests of such participants is included in the definitive proxy statement and is available free of charge at the SEC’s website at www.sec.gov.

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Forward-Looking Statements: This message contains a number of forward-looking statements. Because such statements include a number of risks, uncertainties, and contingencies, actual results may differ materially from those expressed or implied by such forward-looking statements, and investors should not place undue reliance on any such statements. Forward-looking statements can often be identified by words such as “continues,” “can,” expect,” “intend,” “will,” “anticipate,” “estimate,” “may,” “plan,” “believe” and similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding the Company’s search for a new auditor and its hope that a new auditor can be engaged in the near future and that its annual report on Form 10-K can be completed and publicly filed; the continuation of the examination of the current operations of Southern Star; the Company’s intent to consider various alternatives, including the possible sale of Southern Star, the sale of specific assets within individual DSTs and dissolution of the respective trusts, and/or the outsourcing of various aspects of Southern Star’s operations; the Company’s plan to update investors with respect to the status of Southern Star as appropriate; the Company’s expectations and beliefs regarding the Hartman litigation; the timing and ultimate resolution of the various litigation, fight for corporate control and other matters involving Hartman; the continued execution of the Company’s strategy of pivoting into the self-storage space; the Company’s continual evaluation of its legacy assets in order to maximize shareholder value; the Company’s policy to not dispose of any asset for less than its maximum determinable value and to maximize earnings and value; the implications to the Company of the assignment of an OTC trading symbol for its common stock; whether the Company may be subject to certain FINRA rules; any actions the Company may need to take to comply with any FINRA rules; the Company’s continual evaluation of various options to provide greater shareholder liquidity, including its intention to seek listing of its common stock on a securities exchange or admission to over-the-counter trading, a public offering, a listing of the common stock on an exchange or admission to OTC trading without a public offering, and merger and/or acquisition opportunities; the Company’s belief that further legal action could ensue to unwind the issuance of common shares under the Rights Plan if Hartman prevails in his efforts to set aside or invalidate the Rights Plan or to cause the dilutive issuance of additional common shares to Hartman, as well as any further action Hartman may take to prevent other Company shareholders from receiving benefits under the Rights Plan. None of the foregoing are guarantees or assurances of future outcomes or results and all are subject to numerous risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement. A number of important factors could cause actual results to differ materially from the forward-looking statements contained in this material. Forward-looking statements in this press release speak only as of the date on which such statements were made, and the Company undertakes no obligation to update any such statements that may become untrue because of subsequent events. Such forward-looking statements are subject to the safe harbor protection for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.